UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

REVELATION BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4660 La Jolla Village Drive Suite 100
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 800-3717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a 1/1,050th share of common stock at an exercise price of $12,075.00 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 17, 2025, Revelation Biosciences, Inc. (the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders voted and approved proposals to (1) grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders, (2) approve the change of domicile of the Company from the State of Delaware to the State of Nevada, (3) approve the reservation and issuance of shares of our common stock pursuant to Class F Common Stock Warrants and Class G Common Stock Warrants (the “Warrants”), dated December 3, 2024, entered into between us and certain purchasers in connection with a warrant inducement letter dated the same date, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the share issuance cap under Rule 5635(d) of the Nasdaq Stock Market Rules (the “Exchange Cap”) and (4) approve the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the reverse stock split.

At the Special Meeting of the Company, a total of 4,139,607 shares of the Company’s common stock, out of a total of 6,464,219 shares of common stock issued and outstanding and entitled to vote at the Special Meeting, as of the record date for the Special Meeting, were present virtually, or represented by valid proxy at the Special Meeting, constituting a quorum.

As previously described in in the Company’s Proxy Statement, holders of the Company’s common stock were entitled to one vote per share on each of the four proposals. On Proposal 3, Sabby Volatility Warrant Master Fund, Ltd., Armistice Capital Master Fund Ltd. and Hudson Bay Master Fund Ltd. (the “Warrant Holders”) are holders of the Warrants (as defined in Proposal 3) are subject to the conversion limitation which is the subject of such proposal. Since they are interested stockholders with respect to such proposal, they have agreed to vote the shares of common stock in the same proportion that non-interested stockholders vote their shares of common stock. As an example, if 50.5% of the shares of common stock are voted FOR Proposal 3, 50.5% of the votes cast by the Warrant Holders will be cast as votes FOR Proposal 3.

The following proposals, each as described further in the Proxy Statement, were voted upon by the stockholders:

Proposal 1 – Reverse Stock Split

Stockholders approved the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of January 17, 2024, at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval, based on the votes listed below:

For	Against	Abstain
3,955,277	162,665	21,665

There were no broker non-votes regarding this proposal.

Proposal 2 – Change of Domicile

The proposal to change the Company's domicile from Delaware to Nevada, notwithstanding 97% of stockholders present voted in favor of the proposal, did not receive the required number of affirmative votes from the outstanding shares to pass at this time, based on the votes listed below:

For	Against	Abstain
2,956,575	73,597	20,134

There were 1,089,301 broker non-votes regarding this proposal.

Proposal 3 – Approval of the Reservation and Issuance of Shares of Our Common Stock

Stockholders approved the reservation and issuance of shares of our common stock pursuant to the Warrants, dated December 3, 2024, entered into between us and certain purchasers in connection with a warrant inducement letter dated the same date, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the Exchange Cap, based on the votes listed below:

For	Against	Abstain
2,370,106	410,665	269,535

There were 1,089,301 broker non-votes regarding this proposal.

Proposal 4 – Discretionary Authority to adjourn the Special Meeting

Stockholders approved of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the reverse stock split, based on the votes listed below:

For	Against	Abstain
3,947,430	181,210	10,967

There were no broker non-votes regarding this proposal.

Item 8.01 Other Events.

On January 21, 2025, the Company issued a press release titled “Revelation Biosciences Starts its PRIME Phase 1b Clinical Study of Gemini in CKD Patients.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 8.01 and in Exhibit 99.1 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 21, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVELATION BIOSCIENCES, INC.

Date:	January 21, 2025	By:	/s/ Chester S. Zygmont, III
Chester S. Zygmont, III Chief Financial Officer (principal financial and accounting officer)